Exhibit (s)

POWER OF ATTORNEY

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert Collins, Justin Rindos and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of December, 2018.

Signature:	/s/ James F. Munsell

Name:	James F. Munsell
Title:	Chairman and Manager

Exhibit (s)

POWER OF ATTORNEY

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert Collins, Justin Rindos and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of December, 2018.

Signature:	/s/ Robert J. Swieringa

Name:	Robert J. Swieringa
Title:	Manager

Exhibit (s)

POWER OF ATTORNEY

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Justin Rindos and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of December, 2018.

Signature:	/s/ Robert Collins

Name:	Robert Collins
Title:	Manager, President

Exhibit (s)

POWER OF ATTORNEY

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert Collins, Justin Rindos and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of December, 2018.

Signature:	/s/ Lewis R. Hood, Jr.

Name:	Lewis R. Hood, Jr.
Title:	Manager

Exhibit (s)

POWER OF ATTORNEY

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert Collins, Justin Rindos and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of December, 2018.

Signature:	/s/ Stephen G. Ryan

Name:	Stephen G. Ryan
Title:	Manager